Exhibit 10.92
SECOND AMENDMENT
TO THE
SELECT MEDICAL HOLDINGS CORPORATION
LONG-TERM CASH INCENTIVE PLAN
          WHEREAS, Select Medical Holdings Corporation (the “Company”) previously adopted the Select Medical Holdings Corporation Long-Term Cash Incentive Plan (the “Plan”);
          WHEREAS, the Company previously amended the Plan on August 20, 2008 to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and to make certain other changes to the Plan;
          WHEREAS, the Company desires to further amend the Plan as set forth in this Second Amendment and obtain the consent of each Participant hereto as provided in Section 18 of the Plan;
          WHEREAS, this Second Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument;
          NOW THEREFORE, in accordance with the Board’s authority provided in Section 16 of the Plan, the Board hereby amends the Plan, effective August 12, 2009, and conditioned upon each Participant’s execution hereof, as follows:
I. Section 3 of the Plan is hereby amended to add the following subsection (d) at the end thereof:
          “(d) Notwithstanding anything to the contrary expressed or implied in this Plan or in any Award Agreement with a Participant hereunder, upon the consummation of a Qualified IPO occurring on or before March 31, 2010, each Participant’s Account shall be credited with his or her allocable share (described below) of $18,000,000, in full satisfaction and cancellation of the Units then held in his or her Account. Each Participant’s allocable share shall be calculated by multiplying $18,000,000 by a fraction, the numerator of which is the number of vested Units then held in such Participant’s Account, and the denominator of which is the total number of vested Units outstanding under the Plan.”
II. Section 4(a) of the Plan is hereby amended in its entirety to read as follows:
          “(a) Except as provided in Section 4(b) and 4(d), a Participant shall receive payment of the amount credited to his or her Account on the applicable Preferred Stock Liquidity Event, Change of Control or Qualified IPO, provided, however, that such Participant is then employed by the Company or its Subsidiaries.”

III. Section 4 of the Plan is hereby amended to add the following subsection (d) at the end thereof:
          “(d) Upon the consummation of a Qualified IPO occurring on or before March 31, 2010, each Participant shall be entitled to receive only the amount credited to his or her Account as a result of Section 3(d) hereof and shall receive payment of such amount upon the consummation of such Qualified IPO as provided in Section 4(a). Each Participant shall, upon receipt of such payment, forfeit all of such Participant’s Units and not be entitled to any further payment with respect to his or her Account hereunder. Each Participant acknowledges and agrees that, notwithstanding anything to the contrary, upon the payment of the amount credited to his or her Account pursuant to Section 3(d), he or she will not be entitled to any further benefit or payment pursuant to the Plan or his or her Award Agreement and agrees to waive any claim to any such further benefit or payment.”
[Signature Page Follows]

          IN WITNESS WHEREOF, the Board has executed this Second Amendment as of the 12th day of August, 2009.

SELECT MEDICAL HOLDINGS CORPORATION
By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Executive Vice President, General Counsel & Secretary

          IN WITNESS WHEREOF, the undersigned Participant hereby consents, pursuant to Section 18 of the Plan, to the adoption of this Second Amendment, effective as of the date first written above.

/s/ Rocco A. Ortenzio
Rocco A. Ortenzio

          IN WITNESS WHEREOF, the undersigned Participant hereby consents, pursuant to Section 18 of the Plan, to the adoption of this Second Amendment, effective as of the date first written above.

/s/ Robert A. Ortenzio
Robert A. Ortenzio

          IN WITNESS WHEREOF, the undersigned Participant hereby consents, pursuant to Section 18 of the Plan, to the adoption of this Second Amendment, effective as of the date first written above.

/s/ Patricia A. Rice
Patricia A. Rice

          IN WITNESS WHEREOF, the undersigned Participant hereby consents, pursuant to Section 18 of the Plan, to the adoption of this Second Amendment, effective as of the date first written above.

/s/ David W. Cross
David W. Cross

          IN WITNESS WHEREOF, the undersigned Participant hereby consents, pursuant to Section 18 of the Plan, to the adoption of this Second Amendment, effective as of the date first written above.

/s/ S. Frank Fritsch
S. Frank Fritsch

          IN WITNESS WHEREOF, the undersigned Participant hereby consents, pursuant to Section 18 of the Plan, to the adoption of this Second Amendment, effective as of the date first written above.

/s/ Martin F. Jackson
Martin F. Jackson

          IN WITNESS WHEREOF, the undersigned Participant hereby consents, pursuant to Section 18 of the Plan, to the adoption of this Second Amendment, effective as of the date first written above.

/s/ James J. Talalai
James J. Talalai

          IN WITNESS WHEREOF, the undersigned Participant hereby consents, pursuant to Section 18 of the Plan, to the adoption of this Second Amendment, effective as of the date first written above.

/s/ Michael E. Tarvin
Michael E. Tarvin